UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2014

ENERGIZER RESOURCES INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation)	000-51151 (Commission File Number)	20-0803515 (IRS Employer Identification No.)

520 – 141 Adelaide St. W., Toronto, Ontario, Canada (Address of Principal Executive Offices )	M5H 3L5 (Zip Code)

Registrant’s telephone number, including area code:   (416) 364-4911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", the “Company" refer to Energizer Resources Inc., a Minnesota corporation.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 5.07.

Following the Annual Meeting, the Board of Directors of the Company approved the reappointment of the following executive officers:

•	V. Peter Harder as Chairman of the Board
•	John Sanderson as Vice Chairman of the Board
•	Richard Schler as Chief Executive Officer
•	Craig Scherba as President and Chief Operating Officer
•	Peter Liabotis as Chief Financial Officer and Corporate Secretary

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 5.07.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual of Stockholders (the “Annual Meeting”) of Energizer Resources Inc. (the “Company”) held on December 16, 2014, the stockholders of the Company approved each of the proposals set forth below by the final voting results set forth below.

Proposal 1

To elect the following individuals as directors of the Company, each to serve a term of one year or until his or her successor is duly elected or appointed:

	Number of Shares
	Votes For	Votes Abstain
Richard E. Schler	90,807,842	32,865,073
Craig Scherba	121,987,455	32,865,073
John Sanderson	80,559,252	43,112,663
V. Peter Harder	80,552,252	43,120,663
Quentin Yarie	111,642,280	12,030,635
Robert Borley	122,049,458	1,623,458
Albert A. Theiss, Jr.	87,229,823	36,443,092
Dean Comand	121,984,683	1,688,232
Dalton Larson	121,974,915	1,698,000

Proposal 2

To ratify the appointment of MSCM LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015 and to authorize the Board of Directors to fix their remuneration:

Number of Shares
Votes For	Votes Against	Abstain
147,109,605	2,774,851	545,831

Proposal 3

To approve an amendment to the Company’s Amended and Restated Stock Option Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 37,500,000 from 43,000,000:

Number of Shares
Votes For	Votes Against	Abstain
65,438,729	57,785,756	448,430

Proposal 4

Approval of an increase of the Company’s authorized capital stock to 650,000,000, of which 640,000,000 will be deemed common shares and the remaining 10,000,000 will be deemed eligible to be divisible into classes, series and types as designated by the Board of Directors:

Number of Shares
Votes For	Votes Against	Abstain
137,805,780	10,992,590	1,631,913

Proposal 5

To approve an advisory vote on executive compensation:

Number of Shares
Votes For	Votes Against	Abstain
98,163,117	24,931,998	1,471,060

Proposal 6

To approve by an advisory vote the frequency of future executive compensation advisory votes:

Number of Shares
One Year	Two Years	Three Years
73,884,449	48,301,721	1,471,060

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Energizer Resources, Inc. Press Release, dated December 17, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2014	Energizer Resources Inc.

By: /s/ Peter D. Liabotis
Peter D. Liabotis
Chief Financial Officer

Exhibit 99.1

Energizer Resources Announces Results of 2014 Annual and Special

Meeting of Stockholders and Appointment of Officers

NEWS RELEASE - TORONTO, ONTARIO – December 17, 2014

Energizer Resources Inc. (TSX: EGZ; OTCQC: ENZR; WKN: A1CXW3) (“Energizer” or the “Company”) announces the results of the Annual and Special Meeting of its Stockholders (the “Meeting”) held in Toronto, Ontario, Canada on December 16, 2014. All resolutions were passed with the required majorities.

Resolution 1: At the meeting, the shareholders elected the following persons (with the below corresponding voting percentages of the votes cast) to serve as directors of the Company:

•	V. Peter Harder (65% voted “for”, 35% withhold)
•	John Sanderson (65% voted “for”, 35% withhold)
•	Richard Schler (73% voted “for”, 27% withhold)
•	Craig Scherba (99% voted “for”, 1% withhold)
•	Quentin Yarie (90% voted “for”, 10% withhold)
•	Robin Borley (99% voted “for”, 1% withhold)
•	Albert A. Thiess, Jr. (71% voted “for”, 29% withhold)
•	Dean Comand (99% voted “for”, 1% withhold)
•	Dalton Larson (99% voted “for”, 1% withhold)

Each director will hold his office for a term expiring at the next annual meeting of stockholders or until his successor is duly elected and qualified

The following are the results of the other matters presented at the Meeting. The percentages noted below are the “For” votes and expressed as a percentage of the total votes cast.

•	Resolution 2: 97% ratified the appointment of MNP LLP, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2015 and authorized the directors to fix remuneration;
•	Resolution 3: 53% approved the Company’s Amended and Restated 2006 Stock

Option Plan

•	Resolution 4: 91% approved an increase in the Company’s share capital to 650,000,000;
•	Resolution 5: 78% approved, on a non-binding basis, executive officer compensation through the “say-on-pay” resolution; and
•	Resolution 6: for the non-binding “say-on-frequency” resolution, 60% voted for 1 year, 39% voted for 2 years, and 1% abstained from voting.

Following the Meeting, the Board of Directors of the Company approved the reappointment of the following executive officers:

•	V. Peter Harder as Chairman of the Board
•	John Sanderson as Vice Chairman of the Board
•	Richard Schler as Chief Executive Officer
•	Craig Scherba as President and Chief Operating Officer
•	Peter Liabotis as Chief Financial Officer and Corporate Secretary

About Energizer Resources

Energizer Resources is a mineral exploration and mine development company based in Toronto, Canada, that is developing its 100%-owned, flagship Molo Graphite Project in southern Madagascar. The Molo Project is an all-flake graphite deposit that hosts a measured mineral resource of 23.62 million tonnes (MT) grading 6.32% carbon (C), an indicated mineral resource of 76.75 MT grading 6.25% C and an inferred mineral resource of 40.91 MT at 5.78% C, all above a 2% C cut off.

Energizer expects to release the results of a feasibility study in respect of the Molo Graphite Project in the next 60 days.

Mr. Craig Scherba, P. Geo., President and COO is the qualified person who reviewed and approved the technical information provided in this press release.

For more information, please contact:

Brent Nykoliation, Senior Vice President, Corporate Development, +1.416.364.4911

Email: bnykoliation@energizerresources.com

or Craig Scherba, President and COO, cscherba@energizerresources.com

Safe Harbour: This press release contains statements that may constitute “forward-looking statements” within the meaning of applicable Canadian and United States securities legislation. Readers are cautioned not to place undue reliance on such forward-looking statements. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks, which could cause actual results to vary and in some instances to differ materially from those anticipated by the Company and described in the forward-looking statements contained in this press release. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur or, if any of them do so, what benefits the Company will derive there from. The forward-looking statements contained in this news release are made as at the date of this news release and the Company does not undertake any obligation to update publicly or to revise any of the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable securities laws. The NI 43-101 compliant technical report, titled "Molo Graphite Project Fotadrevo Province of Toliara, Madagascar Preliminary Economic Assessment Technical Report Update” dated April 12, 2013, was prepared by DRA Mineral Projects Pty Ltd and authored by John Hancox, Pri.Sc.Nat, Desmond Subramani, Pri.Sc.Nat, Dave Thompson and Glenn Bezuidenhout, all Qualified Persons as defined by NI 43-101, and independent of Energizer Resources for the purposes of NI 43-101 requirements. Please also refer to the technical report titled “Molo Graphite Project, Fotadrevo, Province of Toliara, Madagascar” dated September 25, 2014 prepared by Philip John Hancox, Pr.Sci.Nat. and Desmond Subramani, Pr.Sci.Nat. who are Qualified

Persons as defined by NI 43-101, and independent of Energizer Resources for the purposes of NI 43-101 requirements. The Technical Reports are available on SEDAR at www.sedar.com and on the Company's website at www.energizerresources.com. Please refer to the technical reports for a discussion in respect of certain key assumptions, parameters and methods in respect to the mineral resource disclosure.

The disclosure in this press release uses mineral resource classification terms that comply with reporting standards in Canada and are made in accordance with Canadian National Instrument 43-101—Standards of Disclosure for Mineral Projects (“NI 43-101”). NI 43-101 establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. These standards differ significantly from the mineral reserve disclosure requirements of the SEC set forth in Industry Guide 7. Consequently, information regarding mineralization contained in this press release is not comparable to similar information that would generally be disclosed by U.S. companies in accordance with the rules of the SEC. Under SEC standards, mineralization may not be classified as a “reserve” unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Among other things, all necessary permits would be required to be in hand or issuance imminent in order to classify mineralized material as reserves under the SEC standards. This press release uses the terms “measured mineral resources,” “indicated mineral resources” and “inferred mineral resources” to comply with the reporting standards in Canada. The SEC does not recognize mineral resources and U.S. companies are generally not permitted to disclose mineral resources of any category in documents they file with the SEC. Investors are specifically cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into mineral reserves as defined in NI 43-101 or Industry Guide 7. Further, “inferred mineral resources” have a great amount of uncertainty as to their existence and as to whether they can be mined legally or economically. Therefore, investors are also cautioned not to assume that all or any part of an inferred resource exists. It cannot be assumed that all or any part of “measured mineral resources,” “indicated mineral resources,” or “inferred mineral resources” will ever be upgraded to a higher category. Investors are cautioned not to assume that any part of the reported “measured mineral resources,” “indicated mineral resources,” or “inferred mineral resources” in this press release are economically or legally mineable. For the above reasons, information contained in this press release containing descriptions of our mineral resource estimates are not comparable to similar information made public by U.S. companies subject to the reporting and disclosure requirements of the SEC.